Investments accounted for using equity method - Additional Information (Detail) € in Millions	12 Months Ended
Dec. 31, 2025 EUR (€)
Disclosure of joint ventures [abstract]
Capital contribution and subscription agreements joint ventures	In connection with the Company’s investments in Horizons 3 and Horizons 4 it entered into capital contribution and subscription agreements that require it to fund its 50% share of the amounts due to maintain its respective 50% interest in the joint ventures.
Additional contributions to joint ventures	€ 7
Revenue sharing percentage	50.00%
Acquisition-date fair value of the equity-method investments	€ 72